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                                 EXHIBIT 10(al)
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               SECOND AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY
               --------------------------------------------------
                      DEBTOR-IN-POSSESSION CREDIT AGREEMENT
                      -------------------------------------

                  SECOND AMENDMENT, dated as of January 23, 2003 (this "Amendment"), to the DIP Credit Agreement referred to below among AGWAY, INC., a
 ---------
Delaware corporation, FEED COMMODITIES INTERNATIONAL LLC, a Delaware limited liability company, BRUBAKER AGRONOMIC CONSULTING SERVICE LLC, a Delaware limited liability company, AGWAY GENERAL AGENCY, INC., a New York corporation, COUNTRY BEST ADAMS, LLC, a Delaware limited liability company, COUNTRY BEST-DEBERRY LLC, a Delaware limited liability company, AGWAY ENERGY PRODUCTS LLC, a Delaware limited liability company, AGWAY ENERGY SERVICES-PA, INC. ("AESPA"), a Delaware
                                                            -----
corporation, and AGWAY ENERGY SERVICES, INC. ("AES"), a Delaware corporation, as
                                               ---
Borrowers (the "Borrowers"), THE OTHER CREDIT PARTIES SIGNATORY THERETO (the
                ---------
"Credit Parties"), the lenders signatory thereto from time to time (the
 --------------
"Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent ("Agent") and as
 -------                                                         -----
a Lender.

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, Borrowers, the Credit Parties, the Lenders and Agent are parties to that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of October 4, 2002 (including all annexes, exhibits and schedules thereto, and as amended, supplemented or otherwise modified from time to time, the "DIP Credit Agreement"); and
                   ---------------------

                  WHEREAS, the Agent and Lenders have agreed to amend the DIP Credit Agreement, in the manner, and on the terms and conditions, provided for herein;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Definitions.   Capitalized  terms not otherwise defined herein
                  -----------
shall have the meanings ascribed to them in the DIP Credit Agreement or Annex  A
                                                                        --------
thereto.

               2. Section  1.3(c)of the DIP Credit Agreement is hereby   amended
as of the Amendment Effective Date by deleting such section in its entirety and inserting in lieu thereof the following new section to read as follows:

                  "(c) Application of Certain Mandatory Prepayments.
                       ---------------------------------------------
                  Any prepayments made by any Borrower pursuant to
                  Sections 1.3(b)(ii) or (b)(iii) above shall be applied
                  ----------------------
                  as follows: first, to repay in full the outstanding
                  principal, accrued interest and accrued fees and expenses, if any, owing to Prior Lenders under the Pre-Petition
                  Loan Agreement; second, to Fees and reimbursable expenses
                  of Agent then due and payable pursuant to any of the Loan Documents; third, to interest then due and payable on the Swing Line Loan; fourth, to the principal balance of the
                  Swing Line Loan outstanding until the same has been repaid in full; fifth, to interest then due and payable on Revolving Credit Advances; sixth, to the principal balance of Revolving Credit Advances outstanding until the same has been paid in full, seventh, with respect to any sale of Borrowers'
                  assets resulting in net proceeds of at least $10 million,
                  to cash collateralize the Letter of Credit Obligations in
                  an amount equal to 105% of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding, provided, that Borrowers shall only be
                               --------
                  required to cash collateralize the Letter of Credit Obligations with such sale proceeds until such cash collateral account contains at least: (x) Forty Million Dollars ($40,000,000) if the outstanding Letter of Credit Obligations are greater than $55 million; (y) Thirty Million Dollars ($30,000,000) if the outstanding Letter of Credit Obligations are equal to or greater than $40 million but less than $55 million; and (z) Fifteen Million Dollars ($15,000,000) if the outstanding Letter of Credit Obligations are less than $40 million, provided further, that such cash collateralization
                           -------- -------
                  amount shall be at all times reduced or increased in accordance with clauses (x) through (z) above, and be in the name of the Borrower Representative and pledged to, and subject to the control of, the Agent, and last, to the extent excess proceeds remain after application as provided above, Borrowers shall retain such excess proceeds for working capital and general corporate purposes. Neither the Revolving Loan Commitment nor the Swing Line Commitment shall be permanently reduced by the amount of any such prepayments."

               3. Clause (f) in the definition of the term "Borrowing Base" in Annex A of the DIP Credit Agreement is hereby amended as of the Amendment Effective Date by deleting such clause in its entirety and inserting in lieu thereof the following new clause (f) to read as follows:

                  "(f) up to 95% of the amount of net proceeds from the sale of the Borrowers' assets which are deposited in a cash collateral account maintained at a bank or financial institution acceptable to Agent which cash collateral account shall be in the name of Agway and shall be pledged to, and subject to the control of, the Agent, and Borrowers shall have no right or ability to control, access, withdraw or transfer funds from such account;

                  in each case, less any obligations outstanding under the Pre-Petition Loan Agreement and Reserves established by Agent at such time. Notwithstanding the foregoing, in the event that a sale of the Borrowers' Other Assets is not consummated on or before: (a) December 31, 2002, Borrowing Availability with respect to subparagraph (e) above shall be reduced by $10 million; (b) January 31, 2003, Borrowing Availability with respect to subparagraph (e) above shall be reduced by an additional $5 million; (c) February 28, 2003, Borrowing Availability with respect to subparagraph (e) above shall be reduced by an additional $5 million; and (d) March 31, 2003, Borrowing Availability with respect to subparagraph (e) above shall be reduced by an additional $5 million."

               4. Subsection (c)(i) of Annex B of the DIP Credit Agreement is hereby amended as of the Amendment Effective Date by deleting such subsection in its entirety and inserting in lieu thereof the following new subsection to read as follows:

                  "(c)  Cash Collateral.
                        ---------------

                  (i) If Borrowers are required to provide cash collateral for any Letter of Credit Obligations pursuant to the Agreement prior to the Commitment Termination Date, each Borrower will pay to Agent for the ratable benefit of itself and Revolving Lenders cash or cash equivalents acceptable to Agent ("Cash Equivalents") in an amount
                                        ----------------
                  equal to 105% of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding for the benefit of such Borrower. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account") maintained at a
                                -----------------------
                  bank or financial institution acceptable to Agent. The Cash Collateral Account shall be in the name of the applicable Borrower and shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and Lenders, in a manner satisfactory to Agent. Each Borrower hereby
                  pledges and grants to Agent, on behalf of itself and
                  Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex B, shall constitute a
                                                -------
                  security agreement under applicable law."

               5. Representations and Warranties. To induce Agent and Lenders to
                  ------------------------------
enter into this Amendment, Borrowers hereby represent and warrant that:

               (a) The execution, delivery and performance by Borrowers of this Amendment(i)are within Borrowers'respective corporate powers, (ii) has been duly authorized by all necessary corporate and shareholder action, (iii) is not in contravention of any provision of any Borrower's charter or bylaws or equivalent organizational documents, (iv) does not violate any law or regulation, or any order or decree of any court or Governmental Authority,
(v) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its property is bound; and (vi) does not require the consent or approval of any Governmental Authority or any other Person.

                (b) This Amendment has been duly executed and delivered by or on behalf of Borrowers.

                (c) This Amendment constitutes a legal, valid and binding obligation of Borrowers, enforceable against each of them in accordance with its terms.

                (d) No Default has occurred and is continuing after giving effect to this Amendment.

                (e) No action, claim or proceeding is now pending or, to the knowledge of Borrowers, threatened against Borrowers, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges Borrowers' right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of their obligations under this Amendment, the DIP Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the DIP Credit Agreement or any other Loan Document or an action taken under this Amendment, the DIP Credit Agreement or any other Loan Document or except for items on Disclosure Schedule (3.13) or notifications
                                -------------------------

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sent to Agent since the Closing Date, which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. Except for items on Disclosure Schedule (3.13) or
                                               --------------------------
notifications sent to Agent since the Closing Date, to the knowledge of Borrowers, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

               (f) The representations and warranties of the Borrowers contained in the DIP Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment Effective Date (as hereinafter defined) with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

               6. No Other  Amendments/Waivers.  Except  as  expressly  provided
                  ----------------------------
herein, (i) the DIP Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms and (ii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

               7. Outstanding Indebtedness;  Waiver of Claims. Each of Borrowers
                  -------------------------------------------
and other Credit Parties hereby acknowledges and agrees that as of January 23, 2003 the aggregate outstanding principal amount of the Revolving Loan is $30,340,739.08 and that such principal amount is payable pursuant to the
DIP Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Borrowers and each other  Credit  Party  hereby waive, release, remise and forever discharge Agent, Lenders and each other Indemnified Person from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the DIP Credit Agreement (collectively, "Claims"), whether based in contract, tort,
                                 ------
implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which any Borrower or any other Credit Party ever had, now has or might hereafter have against Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Agent, Lenders or any other Indemnified Person on or prior to the  Amendment  Effective  Date (as hereinafter defined),  provided, that
                                                              --------
no Borrower nor any other Credit Party waives any Claim solely to the extent such Claim relates to the Agent's or any Lender's gross negligence or willful misconduct. Notwithstanding anything to the contrary contained in section 7 of this Amendment, any waivers or releases by the Debtor Borrowers do not waive or release any claims or causes of action of the Debtor Borrowers or the estates arising out of or in connection with the DIP Loan Agreement which arose prior to January 23, 2003, and all such claims and causes of action are expressly preserved for the Committee (the "Preserved Claims"). The Preserved Claims may be brought by the Committee up through the date that is ten (10) days after February 18, 2003. The Preserved Claims
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include any claims or causes of action that arose  between  October 4, 2002 and the effective date of this Amendment, and nothing in this Amendment supersedes the Final Order.

                8. Expenses. Borrowers hereby reconfirm their obligations
                   --------
pursuant to Sections 1.9 and 11.3 of the DIP Credit Agreement to pay and
            ------------     ----
reimburse Agent and the Lenders for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

               9.  Effectiveness.  This Amendment  shall become  effective as
                   -------------
of January 23, 2003 (the "Amendment Effective Date") only upon satisfaction in full in the judgment of Agent of each of the following conditions:

               (a) Amendment.  Agent shall have received six (6) original copies
                   ---------
of this Amendment duly executed and delivered by Agent, the Requisite Lenders and Borrowers.

               (b) Payment of Expenses.  Borrowers  shall have paid to Agent all
                   -------------------
costs, fees and expenses invoiced and owing in connection with this Amendment and the other Loan Documents and due to Agent (including, without limitation, reasonable legal fees and expenses).

               (c)  Representations  and  Warranties.  The  representations  and
                    --------------------------------
warranties of or on behalf of the Borrowers in this Amendment shall be true and correct on and as of the Amendment Effective Date.

                10. GOVERNING LAW. THIS AMENDMENT SHALL BE
                    -------------
GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF
THE STATE OF NEW YORK.

                11. Counterparts. This Amendment may be executed by the parties
                    ------------
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                          BORROWERS


                          AGWAY, INC.
                          FEED COMMODITIES INTERNATIONAL LLC
                          BRUBAKER AGRONOMIC CONSULTING SERVICE LLC
                          COUNTRY BEST-DEBERRY LLC
                          AGWAY ENERGY PRODUCTS LLC
                          AGWAY ENERGY SERVICES-PA, INC.
                          AGWAY ENERGY SERVICES, INC.
                          COUNTRY BEST ADAMS, LLC
                          AGWAY GENERAL AGENCY, INC.


                          By:       /s/ Karen J. Ohliger
                                   -----------------------------------
                          Name:          Karen J. Ohliger
                                   -----------------------------------

                          Title:         Treasurer
                                   -----------------------------------




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                                   LENDERS

                                   COBANK, ACB

                                   By:      /s/ Kenneth E. Hide
                                         ---------------------------------------
                                   Name:        Kenneth E. Hide
                                         ---------------------------------------
                                   Title:       Vice-President
                                         ---------------------------------------


                                   COOPERATIEVE CENTRALE
                                   RAIFFEISEN-BOERENLEENBANK
                                   B.A., "Rabobank Nederland" New York
                                   Branch


                                   By:   /s/John McMahon & W Jeffrey Vollack
                                         ---------------------------------------
                                   Name:    John McMahon & W Jeffrey Vollack
                                         ---------------------------------------
                                   Title: Vice-President & Managing Director
                                                           Senior Credit Officer
                                         ---------------------------------------


                                   GMAC BUSINESS CREDIT, LLC


                                   By:   /s/ Kathryn Williams
                                         ---------------------------------------
                                   Name:     Kathryn Williams
                                         ---------------------------------------
                                   Title:    First VP
                                         ---------------------------------------




                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Agent and Lender


                                   By:   /s/ Jim DeSantis, SVP
                                         ---------------------------------------
                                   Name:     Jim DeSantis, SVP
                                         ---------------------------------------
                                   Title:   Its Duty Authorized Signatory